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                       Securities and Exchange Commission
                             Washington, D.C. 20549

                                    FORM 8-K

                                 Current Report
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)
                                DECEMBER 1, 2004


                         DIGITAL IMAGING RESOURCES INC.
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             (Exact name of registrant as specified in its charter)


DELAWARE                                 0-10176                     22-2306487
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(State or other jurisdiction    (Commission File Number)          (IRS Employer
of incorporation)                                           Identification No.)


                355 MADISON AVENUE, MORRISTOWN, NEW JERSEY 07960
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                    (Address of principal executive offices)


       Registrant's telephone number, including area code: (973) 538-4177


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          (Former name or former address, if changed since last report)











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ITEM 3.02. UNREGISTERED SALES OF EQUITY SECURITIES

         During the period November 10, 2004 through December 1, 2004, the Registrant sold 250,000 shares of its Common Stock in transactions not registered under the U. S. Securities Act of 1933, as amended (the "Securities Act"). The securities were sold by the Registrant to "accredited investors" as defined in Rule 501(a) under Regulation D under the Securities Act. The transactions were exempt from the registration requirements of the Securities Act by virtue of Section 4(2) thereof and Regulation D there under. No underwriter participated in the transactions. The total offering price and the consideration received by the Registrant was $50,000.







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                                   SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                Digital Imaging Resources Inc.





Dated:  December 1, 2004                    By: /s/ Theodore Swartwood
                                                -----------------------------
                                                Theodore Swartwood, President








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